Note 5 - Earnings Per Share	12 Months Ended
Mar. 31, 2018
Notes to Financial Statements
Earnings Per Share [Text Block]
5
.   EARNINGS PER SHARE

Basic and dilutive net earnings (loss) per share is computed based on the following information:

	Year Ended March 31
	2018	2017
Basic
Net earnings (loss)	$2,759,404	$(2,678,684)
Weighted average common shares	7,009,444	6,851,944
Dilutive
Net earnings (loss)	$2,759,404	$(2,678,684)
Weighted average common shares and common share equivalents	7,009,444	6,851,944